SCUDDER                                [LOGO]



                              January 2, 1997

Dear Scudder Investor,

     On  the  reverse  side,  you'll  find  a
prospectus    supplement    announcing   that
Scudder,  Stevens & Clark, Inc. has agreed to
continue  to  maintain  the  total  fees  and
expenses of Scudder  Zero Coupon 2000 Fund at
not more  than  1.00% of the  Fund's  average
daily net assets  until  December  31,  1997.
Please   keep  this   supplement   with  your
prospectus.

     If  you  have   questions   about   this
information, or about the Fund in general, please call us at 1-800-225-2470. We will be happy to help you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.


This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.


                (over please)

SCUDDER                                [LOGO]


Scudder Zero Coupon 2000
Fund

Supplement to Prospectus
Dated May 1, 1996

Until   December   31,   1997,   the   Fund's
investment adviser, Scudder, Stevens & Clark,
Inc., has agreed to continue to maintain the total annualized expenses of the Fund at not more than 1.00% of average daily net assets of the Fund.

January 2, 1997